                                                        Exhibit 99.1
--------------------------------------------------------------------------------
                                  PRESS RELEASE
--------------------------------------------------------------------------------

                                 ASTRO-MED, INC.
                            600 East Greenwich Avenue
                        West Warwick, Rhode Island 02893

For Immediate Release

Contact:  Albert W. Ondis                                      November 15, 2005
          Joseph P. O'Connell
          Astro-Med, Inc.
          (401) 828-4000

                    Astro-Med Reports Third Quarter Results;
                     Directors Declare Regular Cash Dividend

West Warwick, RI, November 15, 2005 -- Astro-Med, Inc. (NASDAQ:ALOT) reports net income of $674,000,  equal to $0.11 per diluted  share,  on sales of $14,455,000 for the Third Quarter ended October 29, 2005. Net Income in the quarter includes
$361,000,  or $0.06 per diluted share for a tax-related  benefit  related to the favorable  resolution  of certain  income tax  examinations.  Excluding  the tax related  benefit in the Third  Quarter,  earnings  were  $313,000,  or $0.05 per diluted share. During the corresponding period of the previous year, the Company reported net income of $53,000,  equal to $0.01 per diluted  share,  on sales of
$13,246,000.

During  the  Nine-Month  Period of the  current  fiscal  year,  net  income  was
$1,694,000,  equal to $0.29 per  diluted  share,  on sales of  $43,297,000.  Net income in the Nine-Month  Period includes  $361,000,  or $0.06 per diluted share for a tax-related benefit related to the favorable  resolution of certain income tax examinations.  Excluding the tax related benefit,  earnings were $1,333,000, or $0.23 per diluted share. For the corresponding  period last year, the Company reported net income of $2,253,000, equal to $0.39 per diluted share, on sales of
$41,478,000. Net income in the prior fiscal year includes $939,000, or $0.16 per diluted share in tax benefits from the release of the valuation allowance on the net deferred tax asset  reported in the First  Quarter of the prior fiscal year.
Excluding  the tax  related  benefit,  earnings  were  $1,314,000,  or $0.23 per diluted share.

Commenting on the results,  Albert W. Ondis, Chief Executive Officer stated: "We are  pleased  with our  Third  Quarter  results,  which  were  achieved  despite experiencing  significant  start-up  expenses  related  to the  commencement  of manufacturing of our very successful Toughwriter Series cockpit printers as well as start-up  expenses  related to the  commencement of  manufacturing of our new
VIVO! Color label printer.  We have major contracts in place for the Toughwriter
Series for use in both the Airbus A380 Super Jumbo  airplane  which will go into service in late 2006 and the Boeing 787  Dreamliner  which will enter service in
2008. The VIVO!  Color label printer,  introduced at a major trade show in early
October,  was an instant hit due to the very high quality labels it produces and its ease of use. As they go into full  production,  both the Toughwriter  Series printers  and the VIVO!  Color  label  printer are  expected to be major  future contributors to sales and profits.

"Our balance  sheet  remains  solid with a current  ratio of 5.3 to 1, we retain
$13,747,000  in cash and marketable  securities and a 9% return on  shareholders equity excluding cash and marketable securities.  We remain optimistic that with a  continuous  flow of new products  together  with the  continued  expansion of
marketing   initiatives  globally,  we  will  realize  our  planned  growth  and profitability  goals." . On  November  14,  2005,  the  Directors  of  Astro-Med
declared  the regular  quarterly  cash  dividend  of $0.04 per share  payable on
January 3, 2006 to shareholders of record on December 9, 2005.

The Third Quarter conference call will be held today, Tuesday, November 15, 2005 at 5:00 PM EST. It will be broadcast  in real time on the  Internet  through the
Investor Relations portion of our website at www.astro-medinc.com. We invite you to log on and listen in on November  15th,  or access the broadcast any time for up to 5 days following the event.

Astro-Med,  Inc.  is a  leading  manufacturer  of high tech  specialty  printing
systems,   electronic   medical   instrumentation,   and  test  and  measurement
instruments employed around the world in a wide range of industrial, scientific, and medical applications.

                                                            ASTRO-MED, INC.

                                                 Consolidated Statement of Operations
                                                In Thousands Except for Per Share Data
                                                              (Unaudited)
                                               Three-Months Ended                Nine-Months Ended
                                            October 29,         October       October          October
                                               2005             30, 2004    29, 2005           30, 2004
Net Sales                                     $14,455           $13,246      $43,297           $41,478

Gross Profit                                    5,784             5,152       17,803            16,866
                                                40.0%             38.9%        41.1%             40.7%
Operating Expenses:
   Selling, General & Administrative            4,317             4,076       12,971            12,014
   Research & Development                         987             1,069        2,932             2,993
                                                5,304             5,145       15,903            15,007

Operating Income                                  480                 7        1,900             1,859
                                                 3.3%              0.1%         4.4%              4.5%

Other, Net                                         17                75          216               195

Income Before Taxes                               497                82        2,116             2,054

Income Tax Benefit (Provision)                    177   (1)        (29)        (422)   (1)         199  (2)

Net Income                                      $ 674             $  53       $1,694            $2,253

Net Income Per Share - Basic                   $ 0.13            $ 0.01       $ 0.32            $ 0.43
Net Income Per Share - Diluted                 $ 0.11            $ 0.01       $ 0.29            $ 0.39

Weighted Average Number of Common
   Shares  - Basic                              5,295             5,312        5,283             5,288
Weighted Average Number of Common
   Shares  - Diluted                            5,867             5,770        5,769             5,813

Dividends Declared Per Common Share
                                               $ 0.04            $ 0.04       $ 0.12            $ 0.12

(1)      Includes $361,000 in tax benefits resulting from the favorable resolution of certain income tax examinations.
(2)      Includes $939,000 in tax benefits resulting from the release of the valuation allowance on the net deferred tax asset reported in the first quarter of FY 2005.

                                                      Selected Balance Sheet Data
                                                In Thousands Except for Per Share Data

                                                          As of               As of
                                                    October 29, 2005      January 31,
                                                                              2005
                 Cash & Marketable Securities                 $13,747              $13,983

                 Current Assets                                37,530               36,726

                 Total Assets                                  47,988               47,039

                 Current Liabilities                            7,061                7,458

                 Shareholders' Equity                         $39,511              $38,408

Reconciliation of Non-Gap Financial Information

In an effort to provide investors information regarding the Company's results, the Company disclosed certain Non-GAAP information which management believes provides useful information to the investor.

A reconciliation of net income and net income per diluted share as reported under GAAP to the pro forma net income and pro forma net income per diluted share excluding the one-time non-cash tax benefits related to the favorable resolution of certain income tax examinations for the three-months ended October 29, 2005 as follows:

                                              GAAP Basis           Adjusted            Pro Forma Basis
    Income Before Taxes                        $497,000                                    $497,000
                                                               $
    Income Tax Benefit (Expense)                 177,000            361,000                (184,000)
    Net Income                                 $674,000            $361,000                $313,000

    Net Income Per Share - Diluted               $0.11               $0.06                  $0.05

                              Safe Harbor Statement

This news release contains  forward-looking  statements,  and actual results may vary from those  expressed  or implied  herein.  Factors that could affect these results  include  those  mentioned in  Astro-Med's  FY2005 annual report and its annual and quarterly filings with the Securities and Exchange Commission.